UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1
Norwell, Massachusetts		02061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2025, DIH Holding US, Inc. (the “Company”) issued a press release reporting its results of operations for the fiscal quarter ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 14, 2025, the Registrant posted an updated investor deck to its website. A copy of the updated deck is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

99.1	Release dated February 14, 2025
99.2	Updated Investor Deck dated February 14, 2025
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date:	February 14, 2025	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman